File No. 333-71813

						Filed Pursuant to Rule 497(e)
                                                of the Securities Act of 1933



                                                               February 1, 2017


                     Pioneer Strategic Income Fund

          Supplement to the Prospectus and Summary Prospectus
             		dated February 1, 2017


Pioneer Investment Management, Inc. (the "Adviser"), the fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the fund's Board of Trustees will be asked to approve a new investment advisory agreement for the fund.
If approved by the Board, the fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.



                                                                  30020-00-0217
                                       (C) 2017 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC